UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 14, 2006

CINCINNATI BELL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

1-8519	31-1056105

(Commission File Number)	(IRS Employer Identification No.)

201 East Fourth Street	45202

(Address of Principal Executive Offices)	(Zip Code)

(513) 397-9900

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Cincinnati Bell Inc.
Section 8 — Other Events
Item 8.01 Other Events
     On February 14, 2006, Cincinnati Bell Inc. completed its purchase from New Cingular Wireless PCS, LLC (“Cingular”) of the remaining 19.9% membership interest in Cincinnati Bell Wireless LLC (“CBW”) not previously owned by Cincinnati Bell. The purchase price was $83,159,178.08, including interest. As previously disclosed, Cincinnati Bell’s purchase of Cingular’s 19.9% membership interest in CBW was made following Cingular’s exercise of its put right pursuant to Section 7.4(c) of the CBW Operating Agreement. CBW, now a wholly-owned subsidiary of Cincinnati Bell, provides wireless services in Cincinnati and Dayton, Ohio.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

Exhibit	Description
99.1	Press Release of the Company dated February 17, 2006
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.
By:	/s/ Christopher J. Wilson

Christopher J. Wilson Vice President, General Counsel and Secretary
Date: February 17, 2006

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